UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

August 18, 2008
Date of Report (Date of earliest event reported)

FBR Capital Markets Corporation

(Exact Name of Registrant as Specified in its Charter)

Virginia

(State or Other Jurisdiction of Incorporation)

001 -33518                                                                                                     20 -5164223

(Commission File Number)                                                                    (IRS Employer Identification No.)

1001 Nineteenth Street North
Arlington, VA 22209

(Address of Principal Executive Office) (Zip Code)

(703) 312-9500

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

         Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Approval of Amendments to Incentive Equity Awards,
Cancellation of Incentive Equity Awards and Grant of Equity Incentive Awards

        The Compensation Committee of the Board of Directors (the “Compensation Committee” or the “Committee”) of FBR Capital Markets Corporation (the “Company”) recently completed an analysis of whether (i) the performance-based Restricted Stock Units (“performance RSUs”) that were granted in February and April 2008, to participants (the “Participants”) in the Company’s Partnership Program (the “Partnership Program”) under the Company’s 2006 Long-Term Incentive Plan (the “Plan”) (which Participants include the top 42 officers and employees of the Company, including each of the Company’s named executive officers) are providing appropriate performance incentives to the Participants and effective retention benefits to the Company and (ii) whether certain amendments to the performance RSUs that were previously granted (the “Original 2008 Performance RSUs”), as well as new awards under the Plan, are desirable in order to create more effective performance incentives for each of the 42 Participants and stronger retention benefits for the Company.

        On August 18, 2008, the Board of Directors determined that it is in the best interest of the Company to approve certain amendments to a portion of the Original 2008 Performance RSUs held by each of the 42 Participants, effective as of August 20, 2008. The Board of Directors also determined that it is in the best interests of the Company to cancel the balance of the Original 2008 Performance RSUs held by each of the 42 Participants and to award new performance RSUs and stock options to the Participants, effective as of August 20, 2008. Because the Company’s named executive officers are Participants in the Partnership Program, the changes to the Original 2008 Performance RSUs and the award of new performance RSUs and stock options resulted in the following compensation arrangements being approved for certain executive officers of the Company:

o	Of the 1,000,000 Original 2008 Performance RSUs previously granted to Eric F. Billings, the Company’s Chairman and Chief Executive Officer, in February 2008, 266,667, or 26.7%, of such performance RSUs were amended to remove the performance-based restrictions. As a result of the amendment, these RSUs will now vest in equal one-third increments on the third, fourth and fifth anniversaries of the original February 2008 grant date subject only to continued employment. The remaining 733,333, or 73.3%, of Mr. Billing’s Original 2008 Performance RSUs were cancelled. In addition, Mr. Billings was granted (i) 266,667 new performance RSUs which will become eligible to vest in equal one-third increments in February 2011, February 2012 and February 2013, subject only to continued employment, but only if the average market price of the Company’s common stock as quoted on the Nasdaq Stock Market is at least $8.00 per share for any 20 consecutive trading days prior to February 20, 2011, and (ii) options to purchase 533,333 shares of the Company’s common stock, which will become exercisable in three equal annual installments beginning on August 20, 2011, subject only to continued employment, for an exercise price of $5.61 per share, which was the closing price of the Company’s common stock on the Nasdaq Stock Market on August 19, 2008, the trading day immediately preceding the date of grant.

o	Of the 600,000 Original 2008 Performance RSUs previously granted to Richard J. Hendrix, the Company’s President and Chief Operating Officer, in February 2008, 160,000, or 26.67%, of such performance RSUs were amended to remove the performance-based restrictions. As a result of the amendment, these RSUs will now vest in equal one-third increments on the third, fourth and fifth anniversaries of the original February 2008 grant date subject only to continued employment. The remaining 440,000, or 73.33%, of Mr. Hendrix’s Original 2008 Performance RSUs were cancelled. In addition, Mr. Hendrix was granted (i) 160,000 new performance RSUs which will become eligible to vest in equal one-third increments in February 2011, February 2012 and February 2013, subject only to continued employment, but only if the average market price of the Company’s common stock as quoted on the Nasdaq Stock Market is at least $8.00 per share for any 20 consecutive trading days prior to February 20, 2011, and (ii) options to purchase 320,000 shares of the Company’s common stock, which will become exercisable in three equal annual installments beginning on August 20, 2011, subject only to continued employment, for an exercise price of $5.61 per share, which was the closing price of the Company’s common stock on the Nasdaq Stock Market on August 19, 2008, the trading day immediately preceding the date of grant.

o	Of the 125,000 Original 2008 Performance RSUs previously granted to William J. Ginivan, the Company’s Executive Vice President and General Counsel, in February 2008, 33,333, or 26.7%, of such performance RSUs were amended to remove the performance-based restrictions. As a result of the amendment, these RSUs will now vest in equal one-third increments on the third, fourth and fifth anniversaries of the original February 2008 grant date subject only to continued employment. The remaining 91,667, or 73.3%, of Mr. Ginivan’s Original 2008 Performance RSUs were cancelled. In addition, Mr. Ginivan was granted (i) 33,333 new performance RSUs which will become eligible to vest in equal one-third increments in February 2011, February 2012 and February 2013, subject only to continued employment, but only if the average market price of the Company’s common stock as quoted on the Nasdaq Stock Market is at least $8.00 per share for any 20 consecutive trading days prior to February 20, 2011, and (ii) options to purchase 66,667 shares of the Company’s common stock, which will become exercisable in three equal annual installments beginning on August 20, 2011, subject only to continued employment, for an exercise price of $5.61 per share, which was the closing price of the Company’s common stock on the Nasdaq Stock Market on August 19, 2008, the trading day immediately preceding the date of grant.

o	Of the 65,000 Original 2008 Performance RSUs previously granted to Bradley J. Wright, the Company’s Executive Vice President and Chief Financial Officer, in April 2008, 17,333, or 26.7%, of such performance RSUs were amended to remove the performance-based restrictions. As a result of the amendment, these RSUs will now vest in equal one-third increments on the third, fourth and fifth anniversaries of the original April 2008 grant date subject only to continued employment. The remaining 47,667, or 73.3%, of Mr. Wright’s Original 2008 Performance RSUs were cancelled. In addition, Mr. Wright was granted (i) 17,333 new performance RSUs which will become eligible to vest in equal one-third increments in April 2011, April 2012 and April 2013, subject only to continued employment, but only if the average market price of the Company’s common stock as quoted on the Nasdaq Stock Market is at least $8.00 per share for any 20 consecutive trading days prior to April 21, 2011, and (ii) options to purchase 34,667 shares of the Company’s common stock, which will become exercisable in three equal annual installments beginning on August 20, 2011, subject only to continued employment, for an exercise price of $5.61 per share, which was the closing price of the Company’s common stock on the Nasdaq Stock Market on August 19, 2008, the trading day immediately preceding the date of grant.

        If there is a Change in Control (as defined in the Plan), the Committee will determine the impact, if any, of the transaction on the remaining Original 2008 Performance RSUs, the new performance RSUs and the stock options described above. For example, in accordance with the Plan, the Committee may determine that the vesting of the Original 2008 Performance RSUs and the new performance RSUs and the exercisability of the stock options will be accelerated or that the awards will be assumed by the surviving entity or replaced with substitute awards.

        Upon a termination of employment, the rights of Messrs. Billings, Hendrix, Ginivan and Wright under these awards will be as set forth in the Plan or, in the case of Mr. Hendrix, his employment agreement.

        The Company has entered into written agreements with each of the Company’s named executive officers relating to the foregoing amendments of a portion of their Original 2008 Performance RSUs, the cancellation of their remaining Original 2008 Performance RSUs, and the grants of new performance RSUs and stock options to these officers. Forms of these agreements are filed as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3 to this Current Report on Form 8-K and are incorporated herein by reference.

        As a condition to the foregoing amendments and new grants, each of Messrs. Billings, Ginivan and Wright is required to sign a restrictive covenant agreement that includes a one-year employee non-solicitation covenant and a six-month client non-solicitation covenant following any termination of employment, and a 90 day notice requirement for any resignation. The employment agreement that the Company entered into with Mr. Hendrix in April 2008 contains similar covenants. The form of restrictive covenant agreement that the Company will enter into with each of Messrs. Billings, Ginivan and Wright is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated herein by reference.

        A more detailed explanation regarding the foregoing amendments and cancellations of the Original 2008 Performance RSUs, of the award of new performance RSUs and stock options and of the restrictive covenant agreements will be set forth in the Compensation Discussion and Analysis included in the annual proxy statement of the Company to be filed with the SEC on or before April 30, 2009.

Item 9.01. Financial Statements and Exhibits.

    (d)        Exhibits. The following exhibits are filed with this Current Report on Form 8-K:

        10.1 – Form of Amendment to Original 2008 Performance RSU Award Agreement.

        10.2 – Form of August 2008 Performance RSU Award Agreement.

        10.3 – Form of Stock Option Agreement.

        10.4 – Form of Restrictive Covenant Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FBR CAPITAL MARKETS CORPORATION

August 21, 2008	By:	/s/ Eric F. Billings
Eric F. Billings Chairman and Chief Executive Officer